Stock Transactions and Stock-Based Compensation	12 Months Ended
Dec. 31, 2014
Share-based Compensation [Abstract]
Stock Transactions and Stock-Based Compensation
STOCK TRANSACTIONS AND STOCK-BASED COMPENSATION
On July 16, 2013, the Company's Board of Directors approved a repurchase program (the “2013 Repurchase Program”) authorizing the repurchase of up to 20 million shares of the Company's common stock from time to time on the open market or in privately negotiated transactions. The 2013 Repurchase Program replaced the repurchase program approved by the Company's Board of Directors in May 2010 (the “2010 Repurchase Program”).  There is no expiration date for the 2013 Repurchase Program, and the timing and amount of any shares repurchased under the program will be determined by the Company's management based on its evaluation of market conditions and other factors.  The 2013 Repurchase Program may be suspended or discontinued at any time.  Any repurchased shares will be available for use in connection with the Company's equity compensation plans (or any successor plan) and for other corporate purposes. As of December 31, 2014, 20 million shares remained available for repurchase pursuant to the 2013 Repurchase Program.

Neither the Company nor any “affiliated purchaser” repurchased any shares of Company common stock during 2014 and 2013. During the year ended December 31, 2012, the Company repurchased approximately 12.5 million shares of Company common stock under the 2010 Repurchase Program in open market transactions at a cost of $648 million.
Stock options and RSUs have been issued to directors, officers and other employees under the Company’s 1998 Stock Option Plan and the 2007 Stock Incentive Plan. In addition, in connection with the November 2007 Tektronix acquisition, the Company assumed the Tektronix 2005 Stock Incentive Plan and the Tektronix 2002 Stock Incentive Plan (the “Tektronix Plans”) and assumed certain outstanding stock options, restricted stock and RSUs that had been awarded to Tektronix employees under the plans. These plans operate in a similar manner to the Company’s 2007 Stock Incentive Plan and 1998 Stock Option Plan. No further equity awards will be issued under the 1998 Stock Option Plan or the Tektronix Plans. The 2007 Stock Incentive Plan provides for the grant of stock options, stock appreciation rights, RSUs, restricted stock, performance stock units or any other stock based award. In May 2011 and May 2013, the Company’s shareholders approved amendments to the 2007 Stock Incentive Plan that, among other items, authorized the issuance of an additional 24 million shares pursuant to the plan bringing the total number of shares authorized for issuance under the plan to 62 million. No more than 19 million of the 62 million authorized shares may be granted in any form other than stock options or stock appreciation rights.
Stock options granted under the 2007 Stock Incentive Plan, the 1998 Stock Option Plan and the Tektronix Plans generally vest pro-rata over a five year period and terminate 10 years from the grant date, though the specific terms of each grant are determined by the Compensation Committee of the Company’s Board (the “Compensation Committee”). The Company’s executive officers and certain other employees have been awarded options with different vesting criteria, and options granted to outside directors are fully vested as of the grant date. Option exercise prices for options granted by the Company under these plans equal the closing price of the Company’s common stock on the NYSE on the date of grant. Option exercise prices for the options outstanding under the Tektronix Plans were based on the closing price of Tektronix common stock on the date of grant. In connection with the Company’s assumption of these options, the number of shares underlying each option and exercise price of each option were adjusted to reflect the substitution of the Company’s stock for the Tektronix stock underlying these awards.
RSUs issued under the 2007 Stock Incentive Plan and the 1998 Stock Option Plan provide for the issuance of a share of the Company’s common stock at no cost to the holder. Most RSU awards granted prior to the third quarter of 2009 were granted subject to performance criteria determined by the Compensation Committee, and RSU awards granted during or after the third quarter of 2009 to members of the Company’s senior management are also subject to performance criteria. The RSUs that have been granted to employees under the 2007 Stock Incentive Plan and the 1998 Stock Option Plan generally provide for time-based vesting over a five year period, although the specific time-based vesting terms vary depending on grant date and on whether the recipient is a member of senior management. The RSUs that have been granted to directors under the 2007 Stock Incentive Plan vest on the earlier of the first anniversary of the grant date or the date of, and immediately prior to, the next annual meeting of the Company’s shareholders following the grant date, but the underlying shares are not issued until the earlier of the director’s death or the first day of the seventh month following the director’s retirement from the Board. Prior to vesting, RSUs do not have dividend equivalent rights, do not have voting rights and the shares underlying the RSUs are not considered issued and outstanding.
Restricted shares issued under the Tektronix Plans were granted subject to certain time-based vesting restrictions such that the restricted share awards fully vested after a period of five years. The holders of these restricted shares had the right to vote such shares and receive dividends and the shares were considered issued and outstanding at the date the award was granted. As of December 31, 2014, all of the restricted shares and RSUs granted under the Tektronix Plans have fully vested.
The options, RSUs and restricted shares generally vest only if the employee is employed by the Company (or in the case of directors, the director continues to serve on the Company Board) on the vesting date or in other limited circumstances. To cover the exercise of options and vesting of RSUs, the Company generally issues new shares from its authorized but unissued share pool, although it may instead issue treasury shares in certain circumstances. In connection with the NetScout transaction disclosed in Note 3, the Company agreed to: (i) allow stock options held by employees of the Company's communications business that were scheduled to vest between the closing date and August 4, 2015 to vest in accordance with their terms and remain exercisable for up to 90 days following such vesting date, and (ii) allow RSUs held by employees of the Company's communications business that were scheduled to vest between the closing date and August 4, 2015 to vest in accordance with their terms. As of December 31, 2014, approximately 25 million shares of the Company’s common stock were reserved for issuance under the 2007 Stock Incentive Plan.
Upon completion of the split-off of the majority of the Test & Measurement segment's communications business, subject to the exceptions described above, outstanding unvested awards for employees who transferred with the business were canceled and replaced by awards issued by NetScout. The related stock compensation expense for these awards in the years ended December 31, 2014, 2013, and 2012 of $6 million, $8 million, and $6 million, respectively, has been included in the results of discontinued operations in the accompanying Consolidated Statements of Earnings.
The Company accounts for stock-based compensation by measuring the cost of employee services received in exchange for all equity awards granted, including stock options, RSUs and restricted shares, based on the fair value of the award as of the grant date. The Company recognizes the compensation expense over the requisite service period (which is generally the vesting period but may be shorter than the vesting period if the employee becomes retirement eligible before the end of the vesting period). The fair value for RSU and restricted stock awards was calculated using the closing price of the Company’s common stock on the date of grant, adjusted for the fact that RSUs do not accrue dividends. The fair value of the options granted was calculated using a Black-Scholes Merton option pricing model (“Black-Scholes”).
The following summarizes the assumptions used in the Black-Scholes model to value options granted during the years ended December 31:

	2014	2013	2012
Risk-free interest rate	1.7 – 2.4%	1.0 – 2.3%	0.7 – 1.7%
Weighted average volatility	22.4%	23.6%	30.1%
Dividend yield	0.5%	0.2%	0.2%
Expected years until exercise	5.5 – 8.0	6.0 – 8.5	6.0 – 8.5

The Black-Scholes model incorporates assumptions to value stock-based awards. The risk-free rate of interest for periods within the contractual life of the option is based on a zero-coupon U.S. government instrument whose maturity period equals or approximates the option’s expected term. Expected volatility is based on implied volatility from traded options on the Company’s stock and historical volatility of the Company’s stock. The dividend yield is calculated by dividing the Company’s annual dividend, based on the most recent quarterly dividend rate, by the closing stock price on the grant date. To estimate the option exercise timing used in the valuation model, in addition to considering the vesting period and contractual term of the option, the Company analyzes and considers actual historical exercise experience for previously granted options. The Company stratifies its employee population into multiple groups for option valuation and attribution purposes based upon distinctive patterns of forfeiture rates and option holding periods.
The amount of stock-based compensation expense recognized during a period is also based on the portion of the awards that are ultimately expected to vest. The Company estimates pre-vesting forfeitures at the time of grant by analyzing historical data and revises those estimates in subsequent periods if actual forfeitures differ from those estimates. Ultimately, the total expense recognized over the vesting period will equal the fair value of awards that actually vest.
The following summarizes the components of the Company’s continuing operations stock-based compensation expense for the years ended December 31 ($ in millions):

	2014	2013	2012
RSUs and restricted shares:
Pre-tax compensation expense	$71.4	$64.6	$57.7
Income tax benefit	(20.8)	(19.4)	(18.5)
RSU and restricted share expense, net of income taxes	50.6	45.2	39.2
Stock options:
Pre-tax compensation expense	44.1	45.0	46.0
Income tax benefit	(13.2)	(13.8)	(14.1)
Stock option expense, net of income taxes	30.9	31.2	31.9
Total stock-based compensation:
Pre-tax compensation expense	115.5	109.6	103.7
Income tax benefit	(34.0)	(33.2)	(32.6)
Total stock-based compensation expense, net of income taxes	$81.5	$76.4	$71.1

Stock-based compensation has been recognized as a component of selling, general and administrative expenses in the accompanying Consolidated Statements of Earnings. As of December 31, 2014, $151 million of total unrecognized compensation cost related to RSUs is expected to be recognized over a weighted average period of approximately three years. As of December 31, 2014, $129 million of total unrecognized compensation cost related to stock options is expected to be recognized over a weighted average period of approximately three years. Both amounts will be adjusted for any future changes in estimated forfeitures.
The following summarizes option activity under the Company’s stock plans (in millions; except exercise price and number of years):

	Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (in years)	Aggregate Intrinsic Value
Outstanding as of January 1, 2012	32.4	$32.98
Granted	4.3	52.21
Exercised	(8.1)	25.25
Cancelled/forfeited	(1.2)	40.52
Outstanding as of December 31, 2012	27.4	37.94
Granted	3.8	64.73
Exercised	(5.1)	31.19
Cancelled/forfeited	(1.1)	47.35
Outstanding as of December 31, 2013	25.0	42.93
Granted	3.9	77.37
Exercised	(3.7)	34.98
Cancelled/forfeited	(0.9)	61.46
Outstanding as of December 31, 2014	24.3	$48.92	6	$892.6
Vested and expected to vest as of December 31, 2014 (1)	23.0	$48.00	6	$869.1
Vested as of December 31, 2014	12.9	$37.37	4	$624.3

(1)	The “Expected to Vest” options are the net unvested options that remain after applying the forfeiture rate assumption to total unvested options.
The aggregate intrinsic value in the table above represents the total pre-tax intrinsic value (the difference between the Company’s closing stock price on the last trading day of 2014 and the exercise price, multiplied by the number of in-the-money options) that would have been received by the option holders had all option holders exercised their options on December 31, 2014. The amount of aggregate intrinsic value will change based on the price of the Company’s common stock.
Options outstanding as of December 31, 2014 are summarized below:

	Outstanding			Exercisable
Exercise Price	Shares (in millions)	Average Exercise Price	Average Remaining Life (in years)	Shares (in millions)	Average Exercise Price
$25.85 to $31.16	4.3	$28.61	3	4.3	$28.61
$31.17 to $38.07	4.8	36.36	3	4.1	36.23
$38.08 to $49.59	3.9	43.42	5	2.6	41.12
$49.60 to $61.53	5.7	54.22	7	1.5	52.04
$61.54 to $82.23	5.6	74.00	9	0.4	68.13

The aggregate intrinsic value of options exercised during the years ended December 31, 2014, 2013 and 2012 was $154 million, $165 million and $226 million, respectively. Exercise of options during the years ended December 31, 2014, 2013 and 2012 resulted in cash receipts of $125 million, $158 million, and $201 million, respectively. Upon exercise of the award by the employee, the Company derives a tax deduction measured by the excess of the market value over the grant price at the date of exercise. The Company realized a tax benefit of $46 million, $52 million, and $75 million in 2014, 2013 and 2012, respectively, related to the exercise of employee stock options. The net income tax benefit in excess of the expense recorded for financial reporting purposes (the “excess tax benefit”) has been recorded as an increase to additional paid-in capital and is reflected as a financing cash inflow in the accompanying Consolidated Statements of Cash Flows.
The following summarizes information on unvested RSUs and restricted shares activity (in millions; except weighted average grant-date fair value):

	Number of RSUs/Restricted Shares	Weighted Average Grant-Date Fair Value
Unvested as of January 1, 2012	6.0	$37.72
Granted	1.8	52.26
Vested	(1.7)	34.86
Forfeited	(0.5)	36.84
Unvested as of December 31, 2012	5.6	43.29
Granted	1.5	64.83
Vested	(1.4)	38.66
Forfeited	(0.5)	43.90
Unvested as of December 31, 2013	5.2	51.04
Granted	1.6	76.71
Vested	(1.5)	42.60
Forfeited	(0.4)	58.82
Unvested as of December 31, 2014	4.9	61.64

The Company realized a tax benefit of $36 million, $28 million and $31 million in the years ended December 31, 2014, 2013 and 2012, respectively, related to the vesting of RSUs. The excess tax benefit attributable to RSUs and restricted stock has been recorded as an increase to additional paid-in capital and is reflected as a financing cash inflow in the accompanying Consolidated Statements of Cash Flows.
In connection with the exercise of certain stock options and the vesting of RSUs and restricted shares previously issued by the Company, a number of shares sufficient to fund statutory minimum tax withholding requirements has been withheld from the total shares issued or released to the award holder (though under the terms of the applicable plan, the shares are considered to have been issued and are not added back to the pool of shares available for grant). During the year ended December 31, 2014, 568 thousand shares with an aggregate value of $43 million were withheld to satisfy the requirement. During the year ended December 31, 2013, 523 thousand shares with an aggregate value of $34 million were withheld to satisfy the requirement. The withholding is treated as a reduction in additional paid-in capital in the accompanying Consolidated Statements of Stockholders’ Equity.